UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 6, 2011

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On June 30, 2011, First Merchants Corporation and its wholly owned subsidiary, First Merchants Bank, N.A., received notice from Mr. Marvin Pember that he will resign from the Board of Directors of each effective immediately. Mr. Pember has accepted the role of President of the Acute Care Division at Universal Health Services headquartered in Eastern Pennsylvania. Given his resignation from IU Health and relocation out of the First Merchants’ market area, Mr. Pember has chosen to resign.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 6, 2011

                FIRST MERCHANTS CORPORATION

By:  /s/  Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer